UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2860 South Circle Drive, Suite 350, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

‘ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

’ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

’ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

’ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2011 annual meeting of securityholders of Century Casinos, Inc. was held on May 12, 2011. At the annual meeting, Class II director, Peter Hoetzinger, was re-elected to the Board for a three year term. On the proposal to elect the Class II director, the votes were:

	For	Withheld	Broker Non-Votes
Peter Hoetzinger	14,206,312	64,802	3,640,519

Additionally, a proposal to ratify the selection of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2011 was approved by a vote of 17,716,196 shares for, 105,892 shares against and 114,955 shares abstaining.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: May 13, 2011	By : /s/ Margaret Stapleton
Margaret Stapleton
Executive Vice President and Principal Financial Officer